UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2009

Annual Report to Shareholders

DWS RREEF Global Real Estate Securities Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

21 Financial Statements

25 Financial Highlights

29 Notes to Financial Statements

39 Report of Independent Registered Public Accounting Firm

40 Tax Information

41 Investment Management Agreement Approval

46 Summary of Management Fee Evaluation by Independent Fee Consultant

51 Board Members and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

Average Annual Total Returns as of 12/31/09
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	36.71%	-13.50%	-6.04%
Class C	35.68%	-14.27%	-6.87%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	28.85%	-15.19%	-7.62%
Class C (max 1.00% CDSC)	35.68%	-14.27%	-6.87%
No Sales Charges
Class S	37.13%	-13.29%	-5.81%
Institutional Class	37.07%	-13.20%	-5.74%
FTSE EPRA/NAREIT Developed Real Estate Index+	38.26%	-12.39%	-4.76%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2009 are 1.73%, 2.49%, 1.87% and 1.27% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS RREEF Global Real Estate Securities Fund — Class A [] FTSE EPRA/NAREIT Developed Real Estate Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 5, 2006. Index returns began on June 30, 2006.
+ The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 12/31/09	$ 6.73	$ 6.75	$ 6.71	$ 6.72
12/31/08	$ 5.38	$ 5.40	$ 5.37	$ 5.38
Distribution Information Twelve months as of 12/31/09: Income Dividends	$ .62	$ .56	$ .64	$ .64
Lipper Rankings — Global Real Estate Funds Category as of 12/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	28	of	80	35
3-Year	34	of	50	67
Class C 1-Year	35	of	80	44
3-Year	38	of	50	75
Class S 1-Year	24	of	80	30
3-Year	31	of	50	61
Institutional Class 1-Year	25	of	80	31
3-Year	30	of	50	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,281.40	$ 1,276.40	$ 1,282.90	$ 1,282.50
Expenses Paid per $1,000*	$ 8.11	$ 12.39	$ 7.54	$ 6.33
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,018.10	$ 1,014.32	$ 1,018.60	$ 1,019.66
Expenses Paid per $1,000*	$ 7.17	$ 10.97	$ 6.67	$ 5.60
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS RREEF Global Real Estate Securities Fund	1.41%	2.16%	1.31%	1.10%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS RREEF Global Real Estate Securities Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS RREEF Global Real Estate Securities Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the fund.

Pursuant to agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the fund. The sub-subadvisors, which are indirect, wholly owned subsidiaries of Deutsche Bank AG, act under the supervision of the Board, DIMA and RREEF. RREEF allocates, and reallocates as it deems appropriate, the fund's assets among the sub-subadvisors.

RREEF Global Advisers Limited evaluates stock selections for the European portion of the fund's portfolio. Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited evaluate stock selections for the Asian and Australian portions of the fund's portfolio, respectively.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

John F. Robertson, CFA Lead Portfolio Manager
Daniel Ekins	William Leung
John Hammond	John W. Vojticek
Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

All four major regions for real estate carried over their disappointing performance from 2008 into the first quarter of 2009 as unfavorable macroeconomic news weighed on real estate securities worldwide. However, the global real estate market rebounded very strongly in the second and third quarters of 2009 as investors were encouraged by hints of a turnaround for the global economy. Also, in what became a very important trend for real estate investment worldwide in 2009, in the second quarter many US REIT firms were able to prop up their balance sheets by issuing equity. Though such issuance can dilute the value of existing shares somewhat, these companies benefited by reducing the proportion of debt on their balance sheets, eliminating the risk of bankruptcy that had been priced into many real estate issues. This equity issuance strategy by commercial real estate firms was also employed in other parts of the world as investor risk appetite returned. Early in the fourth quarter, the rally in global real estate shares paused briefly as investors grew cautious regarding the progress of the global economic recovery. However, the rally resumed to close out the year as reassuring economic data caused investors to seek greater returns through more highly leveraged real estate investment issues.

For its most recent year ended December 31, 2009, the fund returned 36.71%. (Class A shares; returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) In comparison, the fund's benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, returned 38.26%.1 The fund's return exceeded the 35.22% return of its peer group, the Lipper Global Real Estate Funds average.2

In addition to real estate firms' newfound ability to issue equity, two additional factors gave an important boost to global real estate securities markets in 2009. First, gradual recovery in the global credit markets also improved the fortunes of many real estate securities firms: the fact that many of these companies could once again issue medium- to longer-term debt — initially at high costs and later at reduced costs — significantly eased financial pressures on a number of these firms. Second, innovative central bank policies to restore credit flows around the world, in conjunction with enormous economic stimulus measures from China, the United States and other countries, helped to stave off an even more severe economic downturn and restore some measure of investor confidence.

For the fund's most recent fiscal year, stock selection contributed to performance, while regional allocation had a neutral effect on returns. Stock selection was fairly strong across the globe, except in Asia, where it detracted from performance.

Positive Contributors to Fund Performance

During the second quarter, our decision to take an overweight position in the US REIT Kimco Realty Corp.* — as the company successfully issued additional equity — significantly boosted performance.3 The purchase of Kimco came as part of our strategy to increase the fund's risk profile, as we saw positive market momentum emerging with the first few equity issuance transactions by North American REITs. In addition, the fund's holdings in the British student housing firm UNITE Group PLC posted strong gains as risk appetite returned to the market. UNITE has also benefited from improvements to its capital structure. Lastly, the timing of our regional allocation to Australia — shifting the size of the fund's position based on changing economic circumstances for that country during the period — contributed to performance.

Negative Contributors to Fund Performance

The fund's position in the UK firm ARGO Real Estate Opportunities Fund Ltd.* detracted from returns. In early 2009, ARGO's eastern European investments suffered due to the global liquidity squeeze. Argo was sold later in the year, after its share price had fallen significantly. Also, the fund's underweight earlier in the period to Shimao Property Holdings Ltd., a leading property developer in China, subtracted from returns as China's property stocks performed well. We subsequently increased our position there to an overweight based on increased earnings expectations for Shimao Property. Holdings in Tokyo Tatemono Co., Ltd.* detracted as the stock was hurt by macroeconomic concerns for Japan that could negatively affect the Japanese office market.

Outlook and Positioning

In terms of the fund's regional allocations going forward, we continue to overweight Asia, with a special emphasis on Hong Kong and Singapore, where we expect the residential real estate market to benefit from strong demand. We also believe that many Japanese real estate firms are now attractively priced. We have reduced the fund's overweight to Australia based on less attractive valuations there. We have also moved the fund's holdings in North America closer to a neutral weight, because many REIT firms there have improved their balance sheets through improved access to credit. In Europe, we remain underweight for the region overall, but overweight in the UK, as property values there are improving much faster than had been expected. The key risk to our thesis there is the possibility of a rapid rise in interest rates due to the removal of the unprecedented monetary and fiscal stimulus that we have seen across the globe.

We believe that the global economy has turned positive, following the worst economic downturn in decades. Global capital markets — and credit markets in particular — continue to show improvement, which in turn has set the stage for renewed merger and acquisition (M&A) activity in the global real estate investment market. Increased M&A activity should provide an upward boost to real estate investment company prices.

1 The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged, market-weighted index designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series. The Index is calculated using closing market prices and translates into US dollars using Reuters closing price. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Real Estate Funds Category is a group of mutual funds that invest at least 25% but less than 75%of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the US or whose securities are principally traded outside of the US. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Global Real Estate Funds category. For the 1- and 3-year periods, this category's average was 35.22% (80 funds) and -12.76% (50 funds) respectively, as of 12/31/09. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
* Not held in the portfolio as of December 31, 2009.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	99%	98%
Cash Equivalents	1%	1%
Closed-End Investment Companies	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks, Corporate Bonds, Rights and Warrants)	12/31/09	12/31/08

Diversified	49%	42%
Shopping Centers	13%	14%
Office	11%	17%
Health Care	7%	7%
Apartments	6%	7%
Regional Malls	6%	4%
Storage	4%	4%
Hotels	2%	1%
Industrials	2%	3%
Manufactured Homes	—	1%
	100%	100%
Geographical Diversification (As a % of Common Stocks, Corporate Bonds, Rights and Warrants)	12/31/09	12/31/08

United States	38%	39%
Hong Kong	19%	13%
Australia	10%	9%
Japan	9%	18%
United Kingdom	8%	8%
Singapore	5%	3%
France	4%	5%
Canada	3%	2%
Netherlands	2%	1%
Sweden	—	1%
Other	2%	1%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2009 (34.5% of Net Assets)	Country	Percent
1. Sun Hung Kai Properties Ltd. Specializes in premium-quality residential and commercial projects for sale and investment	Hong Kong	5.9%
2. Simon Property Group, Inc. Owner and operator of regional shopping malls	United States	5.0%
3. Westfield Group Invests in, leases and manages shopping centers	Australia	3.7%
4. Boston Properties, Inc. Developer of commercial and industrial real estate	United States	3.5%
5. Unibail-Rodamco SE Investor and developer of real estate investments	France	3.3%
6. Mitsubishi Estate Co., Ltd. Owner and developer of residential and office properties	Japan	3.0%
7. Mitsui Fudosan Co., Ltd. Builds, sells, leases and manages real estate properties	Japan	2.8%
8. Public Storage Owner and operator of personal and business mini-warehouses	United States	2.6%
9. AvalonBay Communities, Inc. Self-managed, multi-family real estate investment trust	United States	2.4%
10. CapitaLand Ltd. Operates residential and commercial properties	Singapore	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2009

	Shares	Value ($)

Common Stocks 98.2%
Australia 10.0%
Ardent Leisure Group	266,545	405,979
CFS Retail Property Trust	3,286,083	5,565,354
Charter Hall Group	709,158	441,130
Commonwealth Property Office Fund	4,002,789	3,461,457
Dexus Property Group	3,781,454	2,855,363
Goodman Group	11,308,911	6,364,221
GPT Group	15,069,735	8,093,270
Macquarie Office Trust	10,739,862	2,953,608
Mirvac Group	1,528,838	2,126,893
Stockland	3,379,674	11,876,773
Westfield Group	2,283,684	25,468,282
(Cost $56,775,794)		69,612,330
Austria 0.2%
Immofinanz AG* (a) (Cost $1,586,198)	350,000	1,253,859
Brazil 0.3%
Multiplan Empreendimentos Imobiliarios SA (Cost $1,831,111)	119,400	2,221,051
Canada 2.8%
Allied Properties Real Estate Investment Trust	109,450	2,023,964
Chartwell Seniors Housing Real Estate Investment Trust 144A*	332,500	2,235,000
Chartwell Seniors Housing Real Estate Investment Trust	237,300	1,595,085
First Capital Realty, Inc. (b)	5,500	113,912
First Capital Realty, Inc. (b)	179,450	3,716,486
First Capital Realty, Inc. 144A*	58,250	1,206,382
InnVest Real Estate Investment Trust	310,900	1,581,477
RioCan Real Estate Investment Trust	354,250	6,723,586
(Cost $15,047,446)		19,195,892
Channel Islands 0.4%
Camper & Nicholsons Marina Investments Ltd.*	1,550,000	726,033
LXB Retail Properties PLC*	1,346,600	2,109,779
(Cost $4,108,401)		2,835,812
Finland 0.3%
Technopolis Oyj (Cost $3,332,759)	430,000	1,913,588
France 3.7%
Fonciere des Regions (a)	19,540	1,998,342
Klepierre	23,500	955,967
Unibail-Rodamco SE	104,500	23,004,431
(Cost $18,518,185)		25,958,740
Hong Kong 18.4%
China Overseas Land & Investment Ltd.	6,940,480	14,514,705
China Resources Land Ltd.	3,742,000	8,442,525
Hang Lung Properties Ltd.	2,497,000	9,755,689
Henderson Land Development Co., Ltd.	1,521,500	11,375,632
Hongkong Land Holdings Ltd.	2,417,000	11,894,661
Kerry Properties Ltd.	1,288,146	6,504,242
Shimao Property Holdings Ltd. (c)	3,102,000	5,817,867
Sino Land Co., Ltd.	1,464,000	2,841,314
Sun Hung Kai Properties Ltd.	2,792,000	41,428,931
The Link REIT	2,956,000	7,491,936
Wharf (Holdings) Ltd.	1,486,000	8,497,089
(Cost $116,827,107)		128,564,591
Italy 0.2%
Beni Stabili SpA (Cost $1,898,559)	2,000,000	1,643,880
Japan 8.5%
AEON Mall Co., Ltd.	116,200	2,248,616
Japan Real Estate Investment Corp.	611	4,484,834
Mitsubishi Estate Co., Ltd.	1,310,000	20,778,526
Mitsui Fudosan Co., Ltd.	1,157,000	19,429,280
MORI TRUST Sogo Reit, Inc.	198	1,591,350
Sumitomo Realty & Development Co., Ltd.	525,000	9,846,632
Top REIT, Inc.	261	1,153,720
(Cost $74,706,332)		59,532,958
Malta 0.0%
BGP Holdings PLC* (Cost $0)	9,642,377	9
Netherlands 1.7%
Corio NV	93,900	6,413,173
VastNed Retail NV	40,000	2,626,365
Wereldhave NV	30,300	2,895,141
(Cost $10,007,265)		11,934,679
Philippines 0.3%
Megaworld Corp. (Cost $1,654,823)	71,011,000	2,244,195
Singapore 5.4%
Ascendas Real Estate Investment Trust	3,460,000	5,418,507
CapitaLand Ltd.	5,447,500	16,135,353
CapitaMalls Asia Ltd.*	4,407,000	7,967,954
CDL Hospitality Trusts	2,194,000	2,698,794
Suntec Real Estate Investment Trust	5,951,000	5,692,110
(Cost $32,870,579)		37,912,718
South Africa 0.3%
Growthpoint Properties Ltd. (Units) (Cost $2,210,465)	1,200,000	2,276,421
Thailand 0.2%
Amata Corp. PCL (Foreign Registered) (Cost $1,449,762)	5,535,600	1,220,356
United Kingdom 8.3%
Big Yellow Group PLC* (a)	550,000	3,136,657
British Land Co. PLC	1,125,000	8,623,586
Capital & Regional PLC*	3,450,000	1,887,164
Conygar Investment Co. PLC*	550,000	1,123,643
Derwent London PLC	160,000	3,379,409
Great Portland Estates PLC	907,467	4,203,725
Hammerson PLC	230,000	1,561,914
Hansteen Holdings PLC	860,000	1,117,372
Helical Bar PLC	350,000	1,918,799
Land Securities Group PLC	437,800	4,797,955
Liberty International PLC	732,000	6,028,331
London & Stamford Property Ltd.	925,000	1,785,149
Max Property Group PLC*	840,000	1,634,798
NR Nordic & Russia Properties Ltd.	1,300,000	474,590
Primary Health Properties PLC	180,000	840,763
Quintain Estates & Development PLC*	1,637,795	1,573,499
Safestore Holdings PLC	1,000,000	2,663,962
Segro PLC	140,000	772,789
Songbird Estates PLC*	509,999	1,316,568
South African Property Opportunities PLC*	1,700,000	1,400,379
St. Modwen Properties PLC*	244,625	759,706
Terrace Hill Group PLC	2,000,000	645,686
UNITE Group PLC*	1,300,000	6,286,601
(Cost $55,557,633)		57,933,045
United States 37.2%
American Campus Communities, Inc. (REIT) (a)	190,500	5,353,050
Apartment Investment & Management Co. "A" (REIT)	429,500	6,837,640
AvalonBay Communities, Inc. (REIT) (a)	202,608	16,636,143
BioMed Realty Trust, Inc. (REIT)	318,250	5,021,985
Boston Properties, Inc. (REIT) (a)	364,600	24,453,722
Brandywine Realty Trust (REIT)	171,950	1,960,230
BRE Properties, Inc. (REIT) (a)	226,650	7,497,582
Camden Property Trust (REIT)	24,550	1,040,184
Cogdell Spencer, Inc. (REIT)	260,350	1,473,581
DiamondRock Hospitality Co. (REIT)	160,550	1,359,859
Digital Realty Trust, Inc. (REIT) (a)	179,650	9,032,802
Douglas Emmett, Inc. (REIT) (a)	184,400	2,627,700
Duke Realty Corp. (REIT)	271,200	3,300,504
Education Realty Trust, Inc. (REIT)	34,900	168,916
Equity Residential (REIT)	159,400	5,384,532
Government Properties Income Trust (REIT)	19,050	437,769
HCP, Inc. (REIT)	215,700	6,587,478
Health Care REIT, Inc. (REIT) (a)	238,000	10,548,160
Host Hotels & Resorts, Inc. (REIT)	195,305	2,279,209
Kilroy Realty Corp. (REIT) (a)	141,400	4,336,738
LaSalle Hotel Properties (REIT)	227,250	4,824,517
LTC Properties, Inc. (REIT)	60,490	1,618,108
Mack-Cali Realty Corp. (REIT)	89,550	3,095,743
Nationwide Health Properties, Inc. (REIT) (a)	275,136	9,679,284
ProLogis (REIT) (a)	840,200	11,502,338
PS Business Parks, Inc. (REIT)	56,450	2,825,323
Public Storage (REIT) (a)	222,850	18,151,132
Ramco-Gershenson Properties Trust (REIT)	151,050	1,441,017
Regency Centers Corp. (REIT) (a)	421,319	14,771,444
Retail Opportunity Investments Corp.*	138,950	1,404,785
Senior Housing Properties Trust (REIT) (a)	454,370	9,937,072
Simon Property Group, Inc. (REIT) (a)	438,203	34,968,599
SL Green Realty Corp. (REIT) (a)	128,950	6,478,448
Sovran Self Storage, Inc. (REIT)	70,650	2,524,325
Strategic Hotels & Resorts, Inc. (REIT)*	53,200	98,952
Sunstone Hotel Investors, Inc. (REIT)*	606,550	5,386,164
Tanger Factory Outlet Centers, Inc. (REIT)	71,450	2,785,836
Taubman Centers, Inc. (REIT) (a)	132,950	4,774,234
Washington Real Estate Investment Trust (REIT) (a)	245,400	6,760,770
(Cost $211,018,176)		259,365,875
Total Common Stocks (Cost $609,400,595)		685,619,999

Warrants 0.0%
France
Fonciere des Regions, Expiration Date 12/31/2010* (a) (Cost $0)	25,000	21,109

Closed-End-Investment Company 0.2%
ProLogis European Properties* (Cost $754,687)	220,000	1,355,267

Securities Lending Collateral 23.0%
Daily Assets Fund Institutional, 0.17% (d) (e) (Cost $160,581,708)	160,581,708	160,581,708

Cash Equivalents 0.7%
Central Cash Management Fund, 0.14% (d) (Cost $4,988,521)	4,988,521	4,988,521
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $775,725,511)+	122.1	852,566,604
Other Assets and Liabilities, Net	(22.1)	(154,505,868)
Net Assets	100.0	698,060,736

Portfolio holdings in real estate entities outside the United States are generally organized as either corporations, trusts or partnerships subject to the tax laws of their country of domicile.

* Non-income producing security.
+ The cost for federal income tax purposes was $919,899,667. At December 31, 2009, net unrealized depreciation for all securities based on tax cost was $67,333,063. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $104,034,455 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $171,367,518.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $153,674,219, which is 22.0% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Security is listed in country of domicile. Significant business activities of company are in China.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments
Australia	$ —	$ 69,612,330	$ —	$ 69,612,330
Austria	—	1,253,859	—	1,253,859
Brazil	2,221,051	—	—	2,221,051
Canada	19,195,892	—	—	19,195,892
Channel Islands	—	2,835,812	—	2,835,812
Finland	—	1,913,588	—	1,913,588
France	21,109	25,958,740	—	25,979,849
Hong Kong	—	128,564,591	—	128,564,591
Italy	—	1,643,880	—	1,643,880
Japan	—	59,532,958	—	59,532,958
Malta	—	9	—	9
Netherlands	—	11,934,679	—	11,934,679
Philippines	—	2,244,195	—	2,244,195
Singapore	—	37,912,718	—	37,912,718
South Africa	—	2,276,421	—	2,276,421
Thailand	—	1,220,356	—	1,220,356
United Kingdom	—	56,532,666	1,400,379	57,933,045
United States	259,365,875	—	—	259,365,875
Closed-End Investment Company	—	1,355,267	—	1,355,267
Short-Term Investments (f)	165,570,229	—	—	165,570,229
Total	$ 446,374,156	$ 404,792,069	$ 1,400,379	$ 852,566,604
(f) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Common Stock
United Kingdom
Balance as of December 31, 2008	$ —
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	373,825
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	1,026,554
Balance as of December 31, 2009	$ 1,400,379
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ 373,825

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $610,155,282) — including $153,674,219 of securities loaned	$ 686,996,375
Investment in Daily Assets Fund Institutional (cost $160,581,708)*	160,581,708
Investment in Central Cash Management Fund (cost $4,988,521)	4,988,521
Total investments, at value (cost $775,725,511)	852,566,604
Foreign currency, at value (cost $7,205,365)	7,193,899
Receivable for investments sold	800,357
Receivable for Fund shares sold	3,241,499
Dividends receivable	1,836,364
Interest receivable	36,016
Foreign taxes recoverable	92,201
Other assets	52,572
Total assets	865,819,512
Liabilities
Payable upon return of securities loaned	160,581,708
Payable for investments purchased	5,151,122
Payable for Fund shares redeemed	1,063,074
Accrued management fee	467,802
Other accrued expenses and payables	495,070
Total liabilities	167,758,776
Net assets, at value	$ 698,060,736
Net Assets Consist of
Accumulated distributions in excess of net investment income	(29,182,917)
Net unrealized appreciation (depreciation) on: Investments	76,841,093
Foreign currency	13,350
Accumulated net realized gain (loss)	(476,021,124)
Paid-in capital	1,126,410,334
Net assets, at value	$ 698,060,736

* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($370,982,438 ÷ 55,154,477 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.73
Maximum offering price per share (100 ÷ 94.25 of $6.73)	$ 7.14

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($24,715,453 ÷ 3,660,768 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.75
Class S Net Asset Value, offering and redemption price(a) per share ($96,497,808 ÷ 14,377,080 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 6.71

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($205,865,037 ÷ 30,619,286 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 6.72
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,440,403)	$ 18,764,516
Income distributions — affiliated cash management vehicles	22,536
Interest	227,772
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	453,890
Total Income	19,468,714
Expenses: Management fee	5,310,870
Administration fee	532,053
Services to shareholders	1,476,698
Custodian fee	173,923
Distribution and service fees	871,360
Professional fees	93,966
Trustees' fees and expenses	13,281
Reports to shareholders	119,117
Registration fees	87,559
Other	48,046
Total expenses before expense reductions	8,726,873
Expense reductions	(1,445,319)
Total expenses after expense reductions	7,281,554
Net investment income	12,187,160
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $2,667)	(168,485,387)
Capital gain dividends received	1,300,240
Foreign currency	148,982
(167,036,165)
Change in net unrealized appreciation (depreciation) on: Investments	335,312,436
Foreign currency	(11,414)
335,301,022
Net gain (loss)	168,264,857
Net increase (decrease) in net assets resulting from operations	$ 180,452,017

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income	$ 12,187,160	$ 14,365,244
Net realized gain (loss)	(167,036,165)	(261,369,340)
Change in net unrealized appreciation (depreciation)	335,301,022	(210,840,625)
Net increase (decrease) in net assets resulting from operations	180,452,017	(457,844,721)
Distributions to shareholders from: Net investment income: Class A	(31,152,545)	(254,558)
Class C	(1,934,678)	—
Class S	(8,465,764)	(463,851)
Institutional Class	(18,487,710)	(973,523)
Return of capital: Class A	—	(284,595)
Class S	—	(87,523)
Institutional Class	—	(165,788)
Total distributions	(60,040,697)	(2,229,838)
Fund share transactions: Proceeds from shares sold	264,152,194	468,118,106
Reinvestment of distributions	53,793,467	1,955,336
Cost of shares redeemed	(230,445,845)	(335,868,582)
Redemption fees	7,078	26,422
Net increase (decrease) in net assets from Fund share transactions	87,506,894	134,231,282
Increase (decrease) in net assets	207,918,214	(325,843,277)
Net assets at beginning of period	490,142,522	815,985,799
Net assets at end of period (including accumulated distributions in excess of net investment income of $29,182,917 and $1,883,182, respectively)	$ 698,060,736	$ 490,142,522

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 10.50	$ 12.22	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.13	.16	.13	.08
Net realized and unrealized gain (loss)	1.84	(5.27)	(1.05)	2.34
Total from investment operations	1.97	(5.11)	(.92)	2.42
Less distributions from: Net investment income	(.62)	(.00)***	(.63)	(.15)
Net realized gains	—	—	(.17)	(.05)
Return of capital	—	(.01)	—	—
Total distributions	(.62)	(.01)	(.80)	(.20)
Redemption fee	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.73	$ 5.38	$ 10.50	$ 12.22
Total Return (%)[c,d]	36.71	(48.64)	(7.84)	24.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	371	226	424	288
Ratio of expenses before expense reductions (%)	1.75	1.73	1.71	1.97*
Ratio of expenses after expense reductions (%)	1.44	1.50	1.51	1.51*
Ratio of net investment income (%)	2.22	1.92	1.14	1.39*
Portfolio turnover rate (%)	114	77	71	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended December 31,	2009	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.40	$ 10.62	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.10	.09	.03	.02
Net realized and unrealized gain (loss)	1.81	(5.31)	(1.06)	2.35
Total from investment operations	1.91	(5.22)	(1.03)	2.37
Less distributions from: Net investment income	(.56)	—	(.41)	(.09)
Net realized gains	—	—	(.17)	(.05)
Total distributions	(.56)	—	(.58)	(.14)
Redemption fee	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.75	$ 5.40	$ 10.62	$ 12.23
Total Return (%)[c,d]	35.68	(49.15)	(8.67)	23.75**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	30	90	27
Ratio of expenses before expense reductions (%)	2.56	2.49	2.42	2.51*
Ratio of expenses after expense reductions (%)	2.21	2.26	2.40	2.45*
Ratio of net investment income (%)	1.45	1.16	.25	.45*
Portfolio turnover rate (%)	114	77	71	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended December 31,	2009	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.37	$ 10.50	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.14	.18	.16	.08
Net realized and unrealized gain (loss)	1.84	(5.27)	(1.06)	2.36
Total from investment operations	1.98	(5.09)	(.90)	2.44
Less distributions from: Net investment income	(.64)	(.03)	(.66)	(.16)
Net realized gains	—	—	(.17)	(.05)
Return of capital	—	(.01)	—	—
Total distributions	(.64)	(.04)	(.83)	(.21)
Redemption fee	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.71	$ 5.37	$ 10.50	$ 12.23
Total Return (%)[c]	37.13	(48.48)	(7.72)	24.41**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	96	77	123	20
Ratio of expenses before expense reductions (%)	1.83	1.87	1.70	1.50*
Ratio of expenses after expense reductions (%)	1.29	1.26	1.35	1.41*
Ratio of net investment income (%)	2.37	2.16	1.29	1.49*
Portfolio turnover rate (%)	114	77	71	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended December 31,	2009	2008	2007	2006[a]
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 10.49	$ 12.23	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.15	.18	.17	.09
Net realized and unrealized gain (loss)	1.83	(5.25)	(1.07)	2.35
Total from investment operations	1.98	(5.07)	(.90)	2.44
Less distributions from: Net investment income	(.64)	(.03)	(.67)	(.16)
Net realized gains	—	—	(.17)	(.05)
Return of capital	—	(.01)	—	—
Total distributions	(.64)	(.04)	(.84)	(.21)
Redemption fee	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 6.72	$ 5.38	$ 10.49	$ 12.23
Total Return (%)[c]	37.07	(48.34)	(7.64)	24.35**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	206	158	180	5
Ratio of expenses before expense reductions (%)	1.24	1.27	1.30	1.46*
Ratio of expenses after expense reductions (%)	1.17	1.26	1.29	1.36*
Ratio of net investment income (%)	2.49	2.16	1.35	1.54*
Portfolio turnover rate (%)	114	77	71	28**
[a] For the period from July 5, 2006 (commencement of operations) to December 31, 2006.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS RREEF Global Real Estate Securities Fund (the "Fund") is a diversified series (effective July 21, 2009) of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. Prior to July 21, 2009, the Fund was a non-diversified series of the Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $355,864,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($114,143,000) and December 31, 2017 ($241,721,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through December 31, 2009, the Fund incurred approximately $9,964,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. With respect to the Fund's investment in passive foreign investment companies, for US tax purposes, such investments may, among other things, cause the Fund to recognize and distribute taxable income without a corresponding receipt of cash as a result of recognizing certain unrealized gains at year end as ordinary income that would have otherwise been treated as capital gain upon disposition. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 4,694,787
Capital loss carryforwards	$ (355,864,000)
Net unrealized appreciation (depreciation) on investments	$ (67,333,063)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended December 31,
	2009	2008
Distributions from ordinary income*	$ 60,040,697	$ 1,691,932
Return of capital	$ —	$ 537,906
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a United States Real Estate Investment Trust ("US REIT") investment based on information provided by the US REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a US REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from US REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital for tax reporting purposes. With respect to the distributions received from foreign domiciled corporations, generally determined to be passive foreign investment companies for tax reporting purposes, such amounts are included in dividend income without any recharacterization.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) aggregated $640,698,586 and $597,932,192, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Under the Investment Management Agreement the Fund pays a monthly management fee based on the Fund's average daily net assets computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	1.000%
Next $500 million of such net assets	.985%
Next $1 billion of such net assets	.960%
Next $2 billion of such net assets	.945%

RREEF America L.L.C. ("RREEF"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.

Pursuant to investment subadvisory agreements between RREEF and RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "sub-subadvisors"), these entities act as sub-subadvisors to the Fund. The sub-subadvisors are indirect, wholly owned subsidiaries of Deutsche Bank AG. As sub-subadvisors, under the supervision of the Board of Trustees, DIMA and RREEF, the sub-subadvisors manage the Fund's investments in specific foreign markets. The subadvisor pays each sub-subadvisor for its services from the investment advisory fee it receives from the Advisor.

For the period from January 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.50%
Class C	2.26%
Class S	1.26%
Institutional Class	1.26%

Effective October 1, 2009 through April 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.60%
Class C	2.35%
Class S	1.35%
Institutional Class	1.35%

In addition, for the period from October 1, 2009 through December 31, 2009, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.50%
Class C	2.25%
Institutional Class	1.25%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.20% of the Fund's average daily net assets.

Accordingly, for the year ended December 31, 2009, the Advisor waived a portion of its management fee aggregating $337,788 and the amount charged aggregated $4,973,082, which was equivalent to an annual effective rate of 0.93% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administration Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was $532,053, of which $58,680 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2009
Class A	$ 722,311	$ 638,782	$ 83,529
Class C	75,563	69,447	6,116
Class S	385,229	375,361	9,868
Institutional Class	28,339	23,941	4,398
	$ 1,211,442	$ 1,107,531	$ 103,911

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2009
Class C	$ 173,244	$ 15,717

In addition, DIDI provides information and administration services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at December 31, 2009	Annual Effective Rate
Class A	$ 640,658	$ 106,808.24%
Class C	57,458	5,199.25%
	$ 698,116	$ 112,007

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2009 aggregated $4,800.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on a rate of 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2009, the CDSC for Class C shares aggregated $3,890. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2009, DIDI received $6,863 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,509, of which $8,749 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2009, DWS Alternative Asset Allocation Plus Fund held 11% of the total shares outstanding of the Fund.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2009		Year Ended December 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	25,696,850	$ 149,015,583	16,059,795	$ 131,907,499
Class C	527,691	3,394,516	1,319,040	12,097,428
Class S	5,611,914	32,198,258	9,564,214	77,093,955
Institutional Class	14,578,613	79,543,837	29,444,607	247,019,224
		$ 264,152,194		$ 468,118,106
Shares issued to shareholders in reinvestment of distributions
Class A	4,631,428	$ 30,474,809	98,419	$ 523,328
Class C	222,905	1,473,402	—	—
Class S	1,050,522	6,902,053	87,545	463,784
Institutional Class	2,271,003	14,943,203	182,486	968,224
		$ 53,793,467		$ 1,955,336
Shares redeemed
Class A	(17,090,052)	$ (94,396,167)	(14,584,037)	$ (112,199,915)
Class C	(2,557,742)	(13,398,471)	(4,292,050)	(35,055,754)
Class S	(6,559,399)	(35,551,977)	(7,104,066)	(54,232,497)
Institutional Class	(15,680,533)	(87,099,230)	(17,313,800)	(134,380,416)
		$ (230,445,845)		$ (335,868,582)
Redemption fees		$ 7,078		$ 26,422
Net increase (decrease)
Class A	13,238,226	$ 85,095,317	1,574,177	$ 20,233,405
Class C	(1,807,146)	(8,530,533)	(2,973,010)	(22,957,181)
Class S	103,037	3,553,719	2,547,693	23,335,502
Institutional Class	1,169,083	7,388,391	12,313,293	113,619,556
		$ 87,506,894		$ 134,231,282

G. Real Estate Concentration Risk

The Fund concentrates its investments in real estate securities, including US REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declines in property values; increases in property taxes, operating expenses, interest rates or competition; zoning changes; and losses from casualty and condemnation.

H. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 24, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS RREEF Global Real Estate Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS RREEF Global Real Estate Securities Fund (the "Fund") at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS"), the sub-advisory agreement (the "Sub-Advisory Agreement") between DWS and RREEF America LLC ("RREEF"), an affiliate of DWS, and the sub-sub-advisory agreements (the "Sub-Sub-Advisory Agreements," and together with the Agreement and Sub-Advisory Agreement, the "Agreements") between RREEF and each of RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the "Sub-Sub-Advisors"), all affiliates of DWS, in September 2009.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS, RREEF and the Sub-Sub-Advisors are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, RREEF's and the Sub-Sub-advisors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, RREEF and the Sub-Sub-Advisors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS, RREEF and the Sub-Sub-Advisors to attract and retain high-quality personnel, and the organizational depth and stability of DWS, RREEF and the Sub-Sub-Advisors. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2008. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS, RREEF and the Sub-Sub-Advisors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory and sub-sub-advisory fee schedules, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). With respect to the sub-advisory and sub-sub-advisory fees paid to RREEF and the Sub-Sub-Advisors, the Board noted that the fees are paid by DWS and RREEF, respectively, out of their fees and not directly by the Fund. The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Trustees also observed that the Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive. The Board noted that, in connection with the 2009 contract renewal process, DWS had agreed to reduce the Fund's contractual management fee rate by 0.20% effective October 1, 2009 through September 30, 2010.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, RREEF and the Sub-Sub-Advisors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[8] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
Jason Vazquez[8] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[8] (1951) Chief Legal Officer, 2006-present	Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 345 Park Avenue, New York, New York 10154.
7 Address: One Beacon Street, Boston, MA 02108.
8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	RRGAX	RRGCX	RRGTX	RRGIX
CUSIP Number	23336Y 672	23336Y 664	23336Y 649	23336Y 656
Fund Number	456	756	2365	811

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2009, DWS RREEF Global Real Estate Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF GLOBAL REAL ESTATE SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$58,631	$0	$0	$0
2008	$65,100	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$100,000	$100,000
2008	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS RREEF Global Real Estate Securities Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 2, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 2, 2010